                                                                   EXHIBIT 10.22

                        THE DAI-ICHI KANGYO BANK, LIMITED
                              SAN FRANCISCO AGENCY
                        101 CALIFORNIA STREET, SUITE 4000
                             SAN FRANCISCO, CA 94111

The Good Guys, Inc.                                         July 24, 1995
7000 Marina Boulevard
Brisbane, California  94005

                         DEMAND LINE OF CREDIT FACILITY

Ladies and Gentlemen:

We are pleased to make available to you a demand line of credit facility for general corporate purposes on the terms set forth in this letter.

1. We agree to consider from time to time your requests that we make advances ("Advances") to you in an aggregate amount not to exceed $20,000,000 at any one time outstanding on the terms and conditions set forth below. This letter is not a commitment to lend but rather sets forth the procedures to be used in connection with your requests for our making of Advances to you from time to time on or prior to the termination hereof pursuant to paragraph (8) and, in the event that we make Advances to you hereunder, your obligations to us with respect thereto. However, our agreement to make any Advance shall not create any obligation to make any further Advances. The Advances shall be evidenced by the "grid" promissory note executed by you in substantially the form of Exhibit A hereto (the "Note").

2. Each Advance shall be in an amount at least equal to $10,000 and shall be made upon (i) your request to us by telephone, facsimile or letter, given by any of the persons ("Designated Persons") empowered to borrow by your general borrowing resolution, as amended from time to time, and listed on Exhibit B hereto or otherwise designated by you in writing in accordance with paragraph
(9) (the Bank being conclusively entitled at all times to rely on the most recent designation of Designated Persons on Exhibit B or any such written notice actually received by the Bank, as the case may be), that you wish to borrow money on a specified date in a specified amount; and (ii) our agreement with you, and your agreement with us, as to such date and amount, as to whether such Advance will bear interest at the Stated Rate (as defined in the Note) or at the Quoted Rate (as defined in the Note) and, if such Advance will bear interest at Quoted Rate, as to such Quoted Rate and the term of such Quoted Rate, in each case subject to and in accordance with the terms of the Note. On the date of such Advance as so agreed by you and us, we will make such Advance available to you in same day funds by transferring funds to such account as is designated in writing by a Designated Person. Promptly after the date of each Advance, we will send you a written confirmation of such Advance and the amount thereof and, if such Advance is at a Quoted Rate, the term of such Quoted Rate and the interest rate per annum applicable thereto.

3. Each request by you for an Advance shall constitute a representation and warranty by you that no payment default has occurred and is continuing under any agreement or instrument relating to any of your indebtedness or would result after giving effect to such Advance and to the application of the proceeds therefrom.

4. You shall repay, and shall pay interest on, each Advance in accordance with the terms hereof and of the Note. Unless we demand payment of an Advance bearing interest at a Quoted Rate, you shall have no right to prepay any unpaid principal amount of any Advance bearing interest at a Quoted Rate prior to the last day of the term of such Quoted Rate. To the extent that any unpaid principal amount of any Advance bears interest at the Stated Rate, you may pay all or any part thereof on not less than one Business Day notice to us, together with accrued interest to the date of such payment on the principal amount prepaid.

5. You shall make each payment hereunder and under the Note on or before 1:00 P.M. (San Francisco time) on the day for payment thereof (whether upon demand or otherwise) in lawful money of the United States of America to us at the office of our San Francisco Agency at 101 California Street, Suite 4000, San Francisco, California 94111, in same day funds. You hereby authorize us, if and to the extent that payment is not made when due hereunder, to charge from time to time against any or all of your accounts with us any amount so due. All computations of interest shall be made by us on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) elapsed.

6. Whenever any payment to be made hereunder shall be otherwise due on a Saturday, a Sunday or a public or bank holiday in San Francisco (any other day being a "Business Day"), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

7. We shall incur no liability to you in acting upon any telephone, facsimile or letter request or other communication which we believe in good faith to have been given by a Designated Person or in otherwise acting in good faith under this letter. Further, all documents required to be executed in conjunction with Advances under this letter may be signed by any Designated Person.

8. This letter shall remain in effect until terminated by either you or us by giving prior written notice of termination hereof to the other party hereto, but no such termination shall affect your obligations with respect to the Advances hereunder outstanding at the time of such termination.

9. All written communications hereunder shall be mailed, transmitted by facsimile or delivered to the address specified below for you and for us, or as to each party, to such other address as shall be designated by such party in a written notice to the other party.

                If to you:       The Good Guys, Inc.
                                 7000 Marina Boulevard
                                 Brisbane, California  94005
                                 Attention: Brian Stiles
                                 Telephone: (415) 615-6112
                                 Facsimile: (415) 615-6287

                If to us:        The Dai-Ichi Kangyo Bank, Limited
                                 San Francisco Agency
                                 101 California Street, Suite 4000
                                 San Francisco, CA   94111
                                 Attention: Mark A. Dirsa
                                 Telephone:  (415) 393-1813
                                 Facsimile:  (415) 788-7868

10. We may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of, any Advance or Advances hereunder and under the Note. You may not assign your rights hereunder or any interest herein without our prior written consent and any such assignment without our consent shall be null and void.

11. You agree to pay on demand all costs and expenses, if any, incurred by us in connection with the enforcement of this letter or the Note, and, in accordance with the terms of the Note, any losses, costs or expenses incurred by us in connection with any payment of any portion of the Advances bearing interest at a Quoted Rate on a date other than the last day of the term of such Quoted Rate.

12. This letter shall be governed by, and construed in accordance with, the laws of the State of California.

If the terms of this letter are satisfactory to you, please indicate you agreement and acceptance thereof by signing a counterpart of this letter and returning it to us.

Very truly yours,

THE DAI-ICHI KANGYO BANK, LIMITED



By /s/ Seigo Makino
  -------------------------------
       Seigo Makino

   Title: Joint General Manager




Agreed and Accepted:



By /s/ Robert A. Gunst
  --------------------------
   Name and Title: Robert A. Gunst, President and CEO

                                    EXHIBIT A
                                       TO
                         DEMAND LINE OF CREDIT FACILITY
                             DEMAND PROMISSORY NOTE

$20,000,000                                                  Dated July 24, 1995

FOR VALUE RECEIVED, the undersigned (the "Borrower") HEREBY PROMISES TO PAY ON DEMAND to the order of THE DAI-ICHI KANGYO BANK, LIMITED (the "Bank"), the principal amount of each Advance (as defined below) made by the Bank to the Borrower; together with interest (computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed) on the principal amount of each Advance outstanding from time to time from and including the date on which such Advance is made until the day when the principal amount of such Advance is paid in full, payable on the day when the principal amount of such Advance is paid in full, and unless such Advance bears interest at a Quoted Rate (as defined below) on the last day of each calendar month, at a fluctuating interest rate per annum (the "Stated Rate") in effect from time to time equal at all times to the rate of interest announced publicly by the Bank at its Branch in New York, New York, from time to time, as the Bank's Base Rate (the "Base Rate"), provided, however, that any overdue amount of principal, interest, fees or other amounts payable hereunder or under the Demand Line of Credit Facility referred to below shall bear interest, payable on demand, at the Stated Rate plus 1.0% per annum. Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Base Rate.

If from time to time the Borrower and the Bank mutually agree, all or any portion (in the amount of at least $10,000) of the aggregate principal amount of all or any of the Advances shall bear interest in lieu of the Stated Rate, but otherwise payable as provided herein, at a rate (being a "Quoted Rate" as to any such Advance or Advances) and for a term (such term being the "Quoted Rate Interest Period" in respect of such Quoted Rate) in each case quoted by the Bank and agreed to by the Borrower. Unless such payment shall earlier have been made upon demand by the Bank, on the last day of each Quoted Rate Interest Period the Borrower shall pay the full unpaid principal amount of the Advances bearing interest at the Quoted Rate pertaining to such Quoted Rate Interest Period.

The duration of any Quoted Rate Interest Period shall in no way affect the Bank's right to demand payment hereunder at any time; provided, however, that unless the Bank shall have made a demand hereunder for payment, the Borrower shall have no right to prepay any unpaid principal amount of any Advance bearing interest at a Quoted Rate prior to the last day of the Quoted Rate interest Period therefor. To the extent that any unpaid principal amount of any Advance bears interest at the Stated Rate, the Borrower may pay all or any part thereof on not less than one Business Day notice to the Bank, together will accrued interest to the date of such payment on the principal amount prepaid.

The Borrower shall make each payment of principal and interest hereunder prior to 12:00 Noon (San Francisco time) on the day for payment thereof (whether upon demand or otherwise) in lawful money of the United States of America to the Bank at the office of its San Francisco Agency at 101 California Street, Suite 4000, San Francisco, California 94111, in same day funds. Whenever any payment to be made hereunder shall be otherwise due on a Saturday, a Sunday or a public or bank holiday in San Francisco (any other day being a "Business Day"), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

The Borrower hereby authorized the Bank to endorse on the grid attached hereto the date and amount of each Advance made by the Bank to the Borrower hereunder; in the case of Advances bearing interest at a Quoted Rate, the Quoted Rate Interest Period therefor and the interest rate applicable thereto; and all payments made on account of principal thereof, provided that the failure to do so shall not affect the obligations of the Borrower to the Bank.

The Borrower also agrees to pay to the Bank on demand all costs and expenses (including fees and expenses of counsel) incurred by the Bank in enforcing this Promissory Note. Without limiting the foregoing, the Borrower further agrees that if any payment of any portion of the principal an Advance bearing interest at the Quoted Rate shall be made for any reason (including, without limitation, demand therefor by the Bank) other than on the last day of the Quoted Rate Interest Period for such Quoted Rate, the Borrower shall pay to the Bank on demand any amounts required to compensate the Bank for any losses, costs or expenses which the Bank may incur as a result of such principal payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the Bank's liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain such portion of the principal of such Advance.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of California.

This Promissory note is the Noted referred to in, and is entitled to the benefits of, the Demand Line of Credit Facility dated July 24, 1995 between the Borrower and the Bank, which Demand Line of Credit Facility, among other things, sets forth procedures to be used in connection with the Borrower's periodic requests that the Bank make advances (the "Advances") to it from time to time in an aggregate amount not to exceed at any time outstanding the amount first above mentioned.

THE GOOD GUYS, INC.



By /s/    Robert A. Gunst
   -------------------------
          Robert A. Gunst
   Title: President and CEO

                                             GRID
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Date of       Amount of     Quoted       Amount of     Unpaid        Interest      Notation
Advance       Advance       Rate         Principal     Principal     Rate on       Made By
                            Interest     Paid          Balance       Advance
                            Period
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

                                    EXHIBIT B
                                       TO
                         DEMAND LINE OF CREDIT FACILITY

INITIAL DESIGNATED PERSONS:

Robert A. Gunst

Judith P. Devolder

Leslie Benson

Kim Coleman

Michelle Brooks

Brian Stiles

                              WIRE TRANSFER FORMAT

                                       FOR

                               THE GOOD GUYS, INC.
                               -------------------

ACCOUNT NAME:             The Good Guys!

ACCOUNT NUMBER:           1499-505205

BANK:                     Bank of America

BRANCH:                   San Francisco Main Office

ADDRESS:                  345 Montgomery Street

ABA NUMBER:               121000358

ATTENTION:                Mimi Drew